     THIS CONFORMING PAPER FORMAT DOCUMENT IS BEING SUBMITTED PURSUANT TO
                      RULE 901(d) OF REGULATION NO. S-T.
              ----------------------------------------------

                      SECURITIES AND EXCHANGE COMMISSION
                           Washington, D.C.  20549



                                   FORM 8-K



               Date of Report (date of earliest event reported):
                                 February 15, 1994



                     Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934


                                  CONSECO, INC.

                             State of Incorporation:
                                     Indiana


Commission File                                           IRS Employer Id.
 No. 0-11164                                               No. 35-1468632

                     Address of Principal Executive Offices:
                         11825 North Pennsylvania Street
                             Carmel, Indiana  46032

                               Telephone No.
                              (317) 573-6100

              ----------------------------------------------

                                     CONSECO, INC. AND SUBSIDIARIES

ITEM 2.        ACQUISITION OR DISPOSITION OF ASSETS.

     On February 15, 1994, Western National Corporation ("WNC") completed the initial public offering of 37,202,500 shares of common stock, including overallotment shares purchased by the underwriters. A total of 2,300,000 shares were sold by WNC and 34,902,500 shares were sold by Conseco, Inc. ("Conseco" or the "Company"). In addition, Conseco sold 150,000 shares to the President of WNC at the initial public offering price less underwriting discounts and commissions. Prior to the initial public offering, Western National Life Insurance Company ("Western") was a wholly-owned subsidiary of Conseco. WNC was formed in October 1993 as a Delaware corporation to be the holding company for Western. In connection with the organization of WNC and the transfer of the stock of Western to WNC by Conseco, WNC issued 60,000,000 shares of its common stock and a $150.0 million, 6.75 percent senior note due March 31, 1996 (the "Conseco Note") to Conseco. Such transactions are described in the Prospectus dated February 8, 1994 (the "Prospectus") filed pursuant to Rule 424(b) with the Securities and Exchange Commission, in connection with the Registration Statement of WNC on Form S-1 (No. 33-70022). On February 22, 1994, WNC completed a public offering of $150.0 million aggregate principal amount of its 7.125 percent senior notes due February 15, 2004. The net proceeds from the offering of $147.5 million (after original issue discount, underwriting discount and estimated offering expenses) and certain proceeds from WNC's initial public offering of common stock were used to repay the Conseco Note.

     The shares issued in the offering and the related transaction represent
a 60 percent interest in WNC.   The remaining common shares, which represent
a 40 percent interest, are held by Conseco. Net pre-tax proceeds to Conseco from the repayment of the Conseco Note and the sale of WNC shares totaling $537.9 million were used to repay a $200 million senior unsecured loan and for
other general corporate purposes.   Conseco did not receive any proceeds from
the sale of 2,300,000 shares by WNC. Effective January 1, 1994, WNC is included in Conseco's financial statements on the equity method.

     The Company and WNC have entered into an insurance services agreement whereby the Company will provide certain services for a ten-year term, including data processing, investment management and certain other investment-related services. The agreement to provide data processing services is non-terminable for a period of ten years. The agreement to provide investment management, investment accounting and reporting services and related treasury services under the insurance services agreement is non-terminable for the initial period of five years, except in the case of breach, and is terminable by WNC during the next five years upon payment of a termination fee which declines annually. Other services which have been provided to Western by the Company, such as policy administration, accounting, actuarial, tax, legal and other day-to-day administrative services, will continue to be provided by the Company under the insurance services agreement for so long as WNC requests them.

     Western and a subsidiary of the Company are parties to an agreement under which Western is provided with mortgage loan origination and administrative services. WNC has agreed under a separation agreement not to terminate this agreement for ten years. The separation agreement also provides for indemnities between the Company and WNC with respect to certain structured settlement liabilities, tax liabilities and securities law liabilities.

     Pursuant to a stockholder agreement, the Company has the right to designate two of the nominees slated by WNC's Board of Directors for election to the Board so long as the Company continues to own at least 20 percent of the outstanding shares of common stock of WNC. If the Company's ownership falls below the 20 percent level but remains at least 10 percent, the Company may designate one nominee. The stockholder agreement also provides certain registration rights to the Company and certain first offer rights to WNC.

     One of Western's primary marketing companies in the financial institutions market is MDS of New Jersey, Inc. which is a subsidiary of Conseco.

                                     CONSECO, INC. AND SUBSIDIARIES



                                                SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.





                                              CONSECO, INC.


        Dated: February 23, 1994              By: /s/ ROLLIN M. DICK
                                                  ------------------
                                                  Rollin M. Dick
                                                  Executive Vice President and
                                                    Chief Financial Officer

ITEM 7(b). PRO FORMA CONSOLIDATED FINANCIAL INFORMATION OF CONSECO, INC. AND SUBSIDIARIES.

                                     CONSECO, INC. AND SUBSIDIARIES

                                  PRO FORMA CONSOLIDATED BALANCE SHEET
                                           September 30, 1993
                                          (Dollars in millions)
                                               (Unaudited)

                                                 ASSETS
                                                                                Pro Forma
                                                                               Adjustments
                                                                               Reflecting
                                                                              Transactions
                                                                                Related
                                                                                   to
                                                                    Conseco    Investment     Pro Forma
                                                                  as Reported  in WNC (A)       Total
                                                                  -----------  ----------       -----
Investments:
  Fixed maturities:
     Actively managed at fair value                              $10,214.6     $(7,468.9) (1) $2,745.7
     Held to maturity at amortized cost                                1.1          (1.1) (1)      -
  Equity securities at fair value                                     31.3         (20.8) (1)     10.5
  Mortgage loans                                                     154.6         (80.3) (1)     74.3
  Credit-tenant loans                                                277.7        (238.6) (1)     39.1
  Policy loans                                                       190.8         (71.9) (1)    118.9
  Investment in CCP Insurance, Inc.                                  242.0                       242.0
  Investment in Western National Corporation                           -           769.9  (1)    252.2
                                                                                   (15.0) (2)
                                                                                  (502.7) (3)
  Other invested assets                                               47.2         (12.8) (1)     34.4
  Trading account securities                                         387.6        (292.4) (1)     95.2
  Short-term investments                                             391.8        (106.1) (1)    638.6
                                                                                    15.0  (2)
                                                                                   537.9  (3)
                                                                                  (200.0) (4)
  Assets held in separate accounts                                     82.5          -           82.5
                                                                  ---------    ---------     --------

           Total investments                                       12,021.2     (7,687.8)     4,333.4

Accrued investment income                                             196.3       (144.1) (1)    52.2
Reinsurance receivables                                               515.4        (74.7) (1)   440.7
Cost of policies purchased                                            602.0        (46.6) (1)   555.4
Cost of policies produced                                             159.9         (7.7) (1)   152.2
Goodwill, net                                                         317.8                     317.8
Property and equipment at cost, net                                    69.5                      69.5
Other assets                                                          126.5         (5.9) (1)   120.6
                                                                  ---------    ---------     --------

           Total assets                                           $14,008.6    $(7,966.8)    $6,041.8
                                                                  ---------    ---------     --------
                                                                  ---------    ---------     --------

                              The accompanying notes are an integral part
                           of the pro forma consolidated financial statements.

                                      CONSECO, INC. AND SUBSIDIARIES

                                  PRO FORMA CONSOLIDATED BALANCE SHEET
                                           September 30, 1993
                                          (Dollars in millions)
                                               (Unaudited)

                                  LIABILITIES AND SHAREHOLDERS' EQUITY

                                                                               Pro Forma
                                                                              Adjustments
                                                                              Reflecting
                                                                             Transactions
                                                                                Related
                                                                                  to
                                                                   Conseco    Investment      Pro Forma
                                                                 as Reported  in WNC (A)        Total
                                                                 -----------  ----------        -----
Liabilities:
 Insurance liabilities                                           $10,705.5     $(7,346.5) (1) $3,359.0
 Income tax liabilities                                              144.8         (16.0) (1)    130.0
                                                                                     2.0  (3)
                                                                                     (.8) (4)
 Investment borrowings                                               734.7        (442.9) (1)    291.8
 Other liabilities                                                   280.9           3.4  (1)    284.3
 Liabilities related to separate accounts                             80.4                        80.4
 Notes payable of Conseco                                            412.6        (197.8) (4)    214.8
 Notes payable of Bankers Life Holding Corporation
   not direct obligations of Conseco                                 310.7                       310.7
                                                                 ---------     ---------      --------
        Total liabilities                                         12,669.6      (7,998.6)      4,671.0
                                                                 ---------     ---------      --------
Minority interest                                                    214.2                       214.2
                                                                 ---------     ---------      --------
Shareholders' equity:
 Preferred stock                                                     287.5                       287.5
 Common stock and additional paid-in capital                         100.3                       100.3
 Unrealized appreciation of securities, net                          136.2         (28.1) (3)    108.1
 Retained earnings                                                   600.8          61.3  (3)    660.7
                                                                                    (1.4) (4)
                                                                 ---------     ---------      --------
        Total shareholders' equity                                 1,124.8          31.8       1,156.6
                                                                 ---------     ---------      --------
        Total liabilities and shareholders' equity               $14,008.6     $(7,966.8)     $6,041.8
                                                                 ---------     ---------      --------
                                                                 ---------     ---------      --------




                              The accompanying notes are an integral part
                           of the pro forma consolidated financial statements.

                                           CONSECO, INC. AND SUBSIDIARIES

                                   PRO FORMA CONSOLIDATED STATEMENT OF OPERATIONS
                                    for the nine months ended September 30, 1993
                                   (Dollars in millions, except per share amounts)
                                                     (unaudited)
                                                                        Pro Forma
                                                                 Adjustments Reflecting
                                                                  Transactions Related
                                                                    to Investment in:
                                                 Conseco    ---------------------------------     Pro Forma
                                               as Reported  BLH (B)      CCP (C)      WNC (A)       Total
                                               -----------  -------      -------      -------       -----
Revenues:
 Insurance policy income                       $ 967.0    $   -         $  -         $(16.3) (1)  $ 950.7
 Investment activity:
  Net investment income                          664.1       (5.4) (11)   (1.6) (29) (448.4) (1)    227.6
                                                                                       18.9  (5)
  Net trading income                              77.8        0.2  (12)               (40.0) (1)     38.0
  Net realized gains                             104.3        2.3  (12)               (54.5) (1)     52.1
 Equity in earnings of CCP Insurance, Inc.        25.9                     2.7  (25)                 28.6
 Equity in earnings of Western National
   Corporation                                     -                                   97.0  (1)     35.3
                                                                                      (61.7) (6)
 Gain on sale of stock by Bankers
  Life Holding Corporation:
  Attributable to Conseco's direct ownership      99.2      (99.2) (13)                               -
  Attributable to Conseco's indirect ownership
     through CCP Insurance, Inc.                   2.3       (2.3) (13)                               -
 Incentive earnings allocation from
     the Partnership                              36.6      (36.6) (13)                               -
 Fee revenue                                      13.2                                 15.3  (1)     30.2
                                                                                        1.7  (7)
 Other income                                      8.9                                                8.9
                                               -------     ------        ----        ------       -------
        Total revenues                         1,999.3     (141.0)        1.1        (488.0)      1,371.4
                                               -------     ------        ----        ------       -------
Benefits and expenses:
 Insurance policy benefits                       752.5                                (77.1) (1)    675.4
 Change in future policy benefits                 52.2       (4.9) (12)               (14.3) (1)     23.7
                                                             (9.3) (14)
 Interest expense on annuities and
      financial products                         308.3                               (245.9) (1)     62.4
 Interest expense on long-term debt               42.5       (1.5) (15)                (8.7) (8)     41.0
                                                              8.7  (16)
 Interest expense on investment borrowings         7.6                                 (4.7) (1)      2.9
 Amortization related to operations              100.8        0.4  (12)               (11.5) (1)     88.3
                                                             (1.4) (14)
 Amortization and change in future policy
  benefits related to realized gains              84.5        1.0  (12)               (49.3) (1)     33.8
                                                             (2.4) (14)
 Other operating costs and expenses              164.0        2.6  (12)                10.6  (1)    177.2
                                               -------     ------        ----        ------       -------
        Total benefits and expenses            1,512.4       (6.8)        -          (400.9)      1,104.7
                                               -------     ------        ----        ------       -------
                                              (Continued on next page)

                                    The accompanying notes are an integral part
                                 of the pro forma consolidated financial statements.

                                           CONSECO, INC. AND SUBSIDIARIES

                              PRO FORMA CONSOLIDATED STATEMENT OF OPERATIONS, Continued
                                    for the nine months ended September 30, 1993
                                  (Dollars in millions, except per share amounts)
                                                     (unaudited)
                                                                        Pro Forma
                                                                 Adjustments Reflecting
                                                                  Transactions Related
                                                                    to Investment in:
                                                 Conseco    ---------------------------------     Pro Forma
                                               as Reported  BLH (B)      CCP (C)      WNC (A)       Total
                                               -----------  -------      -------      -------       -----
        Income before income taxes,
          minority interest and
          extraordinary charge                   486.9     (134.2)         1.1        (87.1)        266.7

Income tax expense                               180.5        1.7  (12)    (.4) (31)  (54.7) (1)     86.0
                                                            (53.8) (17)                12.7  (9)
                                               -------     ------       ------       ------       -------
        Income before minority interest
          and extraordinary charge               306.4      (82.1)         1.5        (45.1)        180.7

Less minority interest                            60.4      (14.5) (18)                              45.9
                                               -------     ------       ------       ------       -------
        Income before extraordinary charge     $ 246.0     $(67.6)      $  1.5       $(45.1)      $ 134.8
                                               -------     ------       ------       ------       -------
                                               -------     ------       ------       ------       -------
Earnings before extraordinary charge per
 common share and common equivalent share:

  Primary:
     Weighted average shares                29,269,000                                         29,269,000
                                            ----------                                         ----------
                                            ----------                                         ----------
     Earnings before extraordinary charge        $7.86                                              $4.06
                                                 -----                                              -----
                                                 -----                                              -----

  Fully diluted:
     Weighted average shares                33,448,000                                         33,448,000
                                            ----------                                         ----------
                                            ----------                                         ----------

     Earnings before extraordinary charge        $7.26                                              $3.94
                                                 -----                                              -----
                                                 -----                                              -----















                                    The accompanying notes are an integral part
                                 of the pro forma consolidated financial statements.

                                           CONSECO, INC. AND SUBSIDIARIES

                                   PRO FORMA CONSOLIDATED STATEMENT OF OPERATIONS
                                        for the year ended December 31, 1992
                                   (Dollars in millions, except per share amounts)
                                                     (unaudited)
                                                                        Pro Forma
                                                                 Adjustments Reflecting
                                                                  Transactions Related
                                                                    to Investment in:
                                                 Conseco    ---------------------------------     Pro Forma
                                               as Reported  BLH (B)      CCP (C)      WNC (A)       Total
                                               -----------  -------      -------      -------       -----
Revenues:
 Insurance policy income                       $ 378.7    $ 944.1  (10) $(67.1) (26) $(38.7) (1) $1,217.0
 Investment activity:
  Net investment income                          888.6      105.2  (10) (182.7) (26) (507.8) (1)    321.5
                                                             (7.1) (11)   (3.3) (28)   25.2  (5)
                                                              5.5  (19)   (2.1) (29)
  Net trading income                              35.9                    (5.3) (26)  (25.0) (1)      5.6
  Net realized gains                             124.3      (33.6) (10)  (22.7) (26)  (72.4) (1)     31.0
                                                             (2.6) (12)
                                                             38.0  (19)
 Equity in earnings of CCP Insurance, Inc.        15.8                    14.0  (26)                 32.2
                                                                            .6  (25)
                                                                           1.8  (30)
 Equity in earnings of Western National
    Corporation                                    -                                  102.2  (1)     35.9
                                                                                      (66.3) (6)
 Gain on sale of stock of LifeRe Corporation      36.4                                               36.4
 Gain on sale of stock by CCP Insurance, Inc.     11.1                   (11.1) (27)                  -
 Incentive earnings allocation from
    the Partnership                                9.3                    (9.3) (27)                  -
 Fee revenue                                      10.6                                 15.8  (1)     29.9
                                                                                        3.5  (7)
 Other income                                      3.8       (1.9) (10)    3.9  (26)                  5.7
                                                              (.1) (12)
 Equity in earnings of LifeRe Corp.               11.3                                               11.3
                                               -------    -------       ------       ------       -------
        Total revenues                         1,525.8    1,047.5       (283.3)      (563.5)      1,726.5
                                               -------    -------       ------       ------       -------


                                              (Continued on next page)






                                    The accompanying notes are an integral part
                                 of the pro forma consolidated financial statements.

                                           CONSECO, INC. AND SUBSIDIARIES

                              PRO FORMA CONSOLIDATED STATEMENT OF OPERATIONS, Continued
                                        for the year ended December 31, 1992
                                  (Dollars in millions, except per share amounts)
                                                     (unaudited)
                                                                       Pro Forma
                                                                 Adjustments Reflecting
                                                                  Transactions Related
                                                                    to Investment in:
                                                 Conseco    ---------------------------------     Pro Forma
                                               as Reported  BLH (B)      CCP (C)      WNC (A)       Total
                                               -----------  -------      -------      -------       -----
Benefits and expenses:
 Insurance policy benefits                       334.7      667.4  (10)  (36.9) (26)  (93.7)  (1)   871.5
 Change in future policy benefits                 40.2       52.9  (10)    2.2  (26)  (36.5)  (1)    17.2
                                                             (9.6) (12)
                                                            (32.0) (14)
 Interest expense on annuities and
  financial products                             506.8       23.8  (10) (124.5) (26) (267.1)  (1)   139.0
 Interest on long-term debt                       46.2       (7.4) (15)  (16.4) (26)  (11.6)  (8)    59.8
                                                             11.6  (16)
                                                             37.4  (20)
 Interest expense on investment
  borrowings                                       8.8                    (1.6) (26)   (6.1)  (1)     1.1
 Amortization related to operations               62.2       79.4  (10)  (13.4) (26)   (7.0)  (1)   140.1
                                                              5.6  (12)
                                                             13.3  (14)
 Amortization related to realized gains           93.4                   (13.7) (26)  (64.6)  (1)    15.1
 Other operating costs and expenses              103.5      138.5  (10)  (22.3) (26)    2.1   (1)   212.1
                                                              1.7  (12)
                                                              2.1  (14)
                                                            (15.3) (21)
                                                              1.1  (22)
                                                               .7  (23)
                                               -------    -------       ------       ------       -------
        Total benefits and expenses            1,195.8      971.2       (226.6)      (484.5)      1,455.9
                                               -------    -------       ------       ------       -------
        Income before income taxes,
          minority interest and
          extraordinary charge                   330.0       76.3        (56.7)       (79.0)        270.6

 Income tax expense                              124.6        5.9  (10)  (17.0) (26)  (53.0) (1)     87.0
                                                              (.1) (12)  (13.1) (31)   16.2  (9)
                                                             12.2  (17)
                                                             11.3  (24)
                                               -------    -------       ------       ------       -------
                                              (Continued on next page)

                                    The accompanying notes are an integral part
                                 of the pro forma consolidated financial statements.

                                           CONSECO, INC. AND SUBSIDIARIES

                              PRO FORMA CONSOLIDATED STATEMENT OF OPERATIONS, Continued
                                        for the year ended December 31, 1992
                                  (Dollars in millions, except per share amounts)
                                                     (unaudited)
                                                                        Pro Forma
                                                                 Adjustments Reflecting
                                                                  Transactions Related
                                                                    to Investment in:
                                                 Conseco    ---------------------------------     Pro Forma
                                               as Reported  BLH (B)      CCP (C)      WNC (A)       Total
                                               -----------  -------      -------      -------       -----
        Income before minority interest
          and extraordinary charge               205.4       47.0        (26.6)       (42.2)        183.6

Less minority interest                            30.6       21.8  (18)  (16.3) (26)                 36.1
                                               -------    -------       ------       ------       -------
        Income before extraordinary
          charge                               $ 174.8   $   25.2       $(10.3)     $ (42.2)      $ 147.5
                                               -------    -------       ------       ------       -------
                                               -------    -------       ------       ------       -------

Earnings before extraordinary charge
 per common share and common
 equivalent share:

  Primary:
     Weighted average shares                29,479,000                                         29,479,000
                                            ----------                                         ----------
                                            ----------                                         ----------
     Earnings before extraordinary
       charge                                    $5.59                                              $4.72
                                                 -----                                              -----
                                                 -----                                              -----

  Fully diluted:
     Weighted average shares                29,603,000                                         29,603,000
                                            ----------                                         ----------
                                            ----------                                         ----------
     Earnings before extraordinary
       charge                                    $5.56                                              $4.70
                                                 -----                                              -----
                                                 -----                                              -----















                                    The accompanying notes are an integral part
                                 of the pro forma consolidated financial statements.

                                 CONSECO, INC. AND SUBSIDIARIES

                      NOTES TO PRO FORMA CONSOLIDATED FINANCIAL STATEMENTS
                                           (unaudited)



     BASIS OF PRESENTATION

     The unaudited pro forma consolidated balance sheet of Conseco, Inc. ("Conseco" or the "Company") is presented as if the initial public offering of Western National Corporation ("WNC") had occurred on September 30, 1993. The unaudited pro forma consolidated statements of operations of Conseco are presented as if the following transactions had all occurred on January 1, 1992:
(1) the initial public offering of WNC; (2) the initial public offering of Bankers Life Holding Corporation ("BLH") and the purchase of additional shares of common stock of BLH by Conseco (as described below and reported in filings under Form 8-K dated November 9, 1992 and September 30, 1993) and (3) the initial public offering of CCP Insurance, Inc. ("CCP") and the purchase of additional shares of common stock of CCP by Conseco (as described below and reported in the filing under Form 8-K dated September 30, 1993).

     The pro forma consolidated financial statements are based on the historical financial statements of Conseco, WNC, BLH and CCP and should be read in conjunction with the financial statements and notes of those companies. The pro forma data are not necessarily indicative of the results of operations of Conseco had those transactions occurred on January 1, 1992, nor the results of future operations, nor do they reflect changes that might have resulted from the current management of the companies throughout the entire period. Certain amounts in the pro forma consolidated statement of operations for the year ended December 31, 1992, have been reclassified to conform to the presentation in the consolidated statement of operations for the nine months ended September 30, 1993, included in the Company's Form 10-Q for the nine months ended September 30, 1993.

     PRO FORMA ADJUSTMENTS

     (A)  Transactions Relating to Investment in Western National Corporation

     On February 15, 1994, WNC completed the initial public offering of 37,202,500 shares of common stock, including overallotment shares purchased by the underwriters. A total of 2,300,000 shares were sold by WNC and 34,902,500 shares were sold by Conseco. In addition, pursuant to an employment agreement, Conseco sold 150,000 shares to the President of WNC at the initial public offering price less underwriting discounts and commissions. Prior to the initial public offering, Western National Life Insurance Company ("Western") was a wholly-owned subsidiary of Conseco. WNC was formed in October 1993 as a Delaware corporation to be the holding company for Western. In connection with the organization of WNC and the transfer of the stock of Western to WNC by Conseco, WNC issued 60,000,000 shares of its common stock and a $150.0 million, 6.75 percent senior note due March 31, 1996 (the "Conseco Note") to Conseco. Such transactions are described in the Prospectus dated February 8, 1994 (the "Prospectus") filed pursuant to Rule 424(b) with the Securities and Exchange Commission, in connection with the Registration
Statement of WNC on Form S-1 (No. 33-70022).   On February 22, 1994, WNC
completed a public offering of $150.0 million aggregate principal amount of its
7.125 percent senior notes due February 15, 2004. The net proceeds from the offering of $147.5 million (after original issue discount, underwriting discount and estimated offering expenses) and certain proceeds from WNC's initial public offering of common stock were used to repay the Conseco Note.


     The shares issued in the offering and the related transaction represent a 60 percent interest in WNC. The remaining common shares, which represent a 40 percent interest, are held by Conseco. Net pre-tax proceeds to Conseco from the repayment of the Conseco Note and the sale of WNC shares totaling $537.9 million were used to repay a $200 million senior unsecured loan and for other
general corporate purposes.   Conseco did not receive any proceeds from the
sale of 2,300,000 shares by WNC.

     Adjustments to give effect to the sale of common stock of WNC by Conseco and related transactions are summarized as follows:

(1) After the initial public offering by WNC, Conseco continues to own 40 percent of WNC but no longer exercises unilateral control over its activities. Accordingly, Conseco's investment in WNC is reflected under the equity method. Conseco's historical consolidated financial statements are adjusted to deconsolidate the accounts of Western and reflect Conseco's investment in WNC on the equity basis.

(2) The investment in WNC was reduced by a $73.8 million dividend paid by Western to Conseco in December 1993 and increased by a $58.8 million capital contribution by Conseco to WNC prior to the completion of the initial public offering.

(3) In connection with the organization of WNC and the transfer of Western common stock to WNC, WNC issued to Conseco a $150.0 million, 6.75 percent senior note due March 31, 1996 (the "Conseco Note"). On February 22, 1994, WNC completed the public offering of $150.0 million aggregate principal amount of its 7.125 percent Senior Notes (the "Senior Notes"). The net proceeds from the sale of $147.5 million (after original issue discount, underwriting discount and estimated offering expenses) and certain proceeds from WNC's initial public offering were used to repay the Conseco Note.

     Short-term investments, investment in WNC, income tax liabilities, unrealized appreciation of securities and retained earnings are adjusted to reflect the sale of common shares of WNC by Conseco.

(4) Notes payable of Conseco is reduced to reflect the repayment of a $200 million senior unsecured loan using proceeds from the sale of WNC common stock. Retained earnings and income tax liabilities are adjusted to reflect the extraordinary loss on the early extinguishment and the related tax benefit.

(5) Net investment income is increased to reflect the reinvestment of Conseco's proceeds from the repayment of the Conseco Note, the sale of WNC common shares and the dividend from WNC, net of the capital contribution to WNC, at an annual interest rate of 7 percent.

(6) Equity in earnings of WNC is adjusted to reflect (i) the reduction in Conseco's ownership interest as a result of the initial public offering, (ii) WNC's interest expense on the Senior Notes and (iii) the increase in WNC's expenses related to the insurance services agreement with Conseco.

(7) Fee revenue is adjusted to reflect the new insurance services agreement with WNC.

(8) Interest expense is reduced to reflect the repayment of the $200 million senior unsecured loan using the proceeds from the sales of WNC shares.

(9) All pro forma adjustments to operations were tax affected based on the appropriate rate for the specific item.

     (B)  Transactions Relating to Investment in Bankers Life Holding
          Corporation

     Effective October 31, 1992, Conseco Capital Partners, L.P. (the "Partnership") completed the acquisition of Bankers Life and Casualty Insurance Company ("BLC") and its subsidiary, Certified Life Insurance Company, (collectively "Bankers Life") through Bankers Life Holding Corporation ("BLH"). The acquisition was accounted for as a purchase and was reflected in the operations of Conseco from its effective date.

     On March 25, 1993, BLH completed an initial public offering of 19,550,000 shares of its common stock at $22 per share. Proceeds from the offering of $405.3 million (after underwriting and issuance costs) were used by BLH to redeem all outstanding preferred stock, to retire all junior subordinated debt, to prepay a portion of the senior debt and for other corporate purposes. After the offering, Conseco owned 31 percent of the common shares of BLH. As a result of the offering, Conseco recorded a one-time gain of $59.3 million (net of tax of $39.9 million), representing Conseco's direct percentage share of the increase in BLH's shareholders' equity account attributable to the proceeds of the offering. In addition, Conseco recorded a gain of $2.2 million (net of tax of $.1 million), representing Conseco's indirect percentage share (through the Company's ownership of CCP Insurance, Inc., "CCP") of CCP's percentage share of the increase in BLH's shareholders' equity account attributable to the proceeds of the offering. The Partnership was liquidated by distribution of all of its remaining assets to the partners as of March 31, 1993. The Partnership agreement provided incentive compensation to Conseco as the general partner in the form of transfers from the limited partners of a portion of their returns in excess of prescribed targeted returns. The distribution of BLH shares to the limited partners caused such targets to be exceeded, resulting in incentive compensation to Conseco of $21.9 million, net of tax of $14.7 million.

     On September 30, 1993, Conseco completed the acquisition of 13.3 million shares of common stock of BLH from I.C.H. Corporation ("ICH") for $287.6 million. The shares purchased represented 24 percent of the outstanding shares of common stock of BLH, increasing Conseco's ownership of shares of common stock of BLH to 56 percent.

     The purchase price for the shares acquired from ICH was paid by the surrender for redemption of $50.0 million stated value of ICH preferred stock owned by Conseco and the payment of $237.6 million in cash. The cash payment was funded with available cash and the net proceeds from a $200.0 million senior unsecured loan (the "Senior Loan"). The Senior Loan bears interest at a variable rate of either LIBOR plus an applicable margin or prime rate plus an applicable margin for periods of one, two, three or six months, as selected by the Company from time to time (such rate selected for the period October 5, 1993, to November 5, 1993, was 4.3125 percent). There is no margin for the rate based on a prime rate until July 1, 1994; thereafter, the margin is .5 percent. The applicable margin for the rate based on LIBOR is 1.125 percent through June 30, 1994, and 1.5 percent thereafter. The principal amount of the Senior Loan is payable in three installments as follows: September 30, 1994
- - $25 million; September 30, 1995 - $25 million; and March 31, 1996 - $150
million.   Under the provisions of the Senior Loan, the Company must prepay the loan in the event of certain defined reductions in the ownership interests in the Company's subsidiaries and the Company must comply with other covenants, including the maintenance of specific financial ratios. As previously described herein, this note was repaid in February 1994.

     The acquisition is accounted for on a step-basis and, accordingly, (i) the portion of BLH's net assets acquired by Conseco in the initial acquisition made by the Partnership is valued as of that acquisition date (as described in note 1 to the consolidated financial statements included in the Company's 1992 Form 10-K), (ii) the portion of BLH's net assets most recently acquired by Conseco is valued as of September 30, 1993, and (iii) the portion of BLH's net assets owned by minority interests is valued based on BLH's consolidated financial statements. The values of the assets and liabilities of BLH included in Conseco's consolidated balance sheet at September 30, 1993, as filed in the Registrant's Form 10-Q for the quarterly period ended September 30, 1993, represented the combination of the values determined by the purchase accounting described in the preceding sentence.

     The net assets of BLH acquired by Conseco were recorded under the purchase method described above. Additional studies are continuing to verify the estimated fair values of the acquired assets and liabilities; adjustments may be necessary as additional information is obtained. Adjustments to give effect to the initial public offering of BLH, the purchase of additional shares of common stock of BLH by Conseco and the financing and capital restructuring transactions related to these events as if such transactions occurred on January 1, 1992, are summarized as follows:

(10) Actual results of Bankers Life for the ten months ended October 31, 1992.

(11) Net investment income was reduced as a result of the following transactions in conjunction with Conseco's most recent purchase of the common stock of BLH: (i) the redemption of ICH preferred stock and (ii) the use of short-term investments to fund a portion of the purchase.

(12) As described above, the purchase of BLH is accounted for as a step acquisition. The values included in the historical consolidated statements of operations of Conseco for the nine months ended September 30, 1993, and the year ended December 31, 1992, were based on values determined prior to Conseco's most recent purchase. Net trading income, net realized gains, change in future policy benefits, amortization expense, other operating costs and expenses and income tax expense were adjusted to reflect the effects of the purchase method of accounting as a step acquisition as if Conseco's most recent acquisition of the common shares of BLH was completed on January 1, 1992.

(13) The gain on sale of stock by BLH and the incentive earnings allocation from the Partnership which occurred concurrently with the initial public offering were assumed to have occurred prior to the period presented.

(14) The following adjustments were made to reflect the changes in expenses resulting from the step basis purchase method of accountings if such transactions occurred on January 1, 1992.

     - Change in future policy benefits was adjusted to reflect revised assumptions for mortality, morbidity and interest rates.

     - Other operating costs and expenses (principally commissions paid in excess of ultimate renewal commission rates) of $2.1 million incurred in 1992 on policies issued prior to 1992 had previously been capitalized. Costs incurred after the acquisition related to policies in force at the date of the acquisition are not capitalized under purchase accounting methods; therefore, the previously capitalized amounts were expensed. However, such costs were considered in determining the cost of policies purchased and the amortization thereof.

     - Amortization of cost of policies produced was reduced to reflect the reduction in the cost of policies produced account from the purchase adjustments.

     - Amortization of cost of policies purchased was increased based on the same assumptions used to determine the estimated fair value of that business.

     - Amortization of goodwill was adjusted for the increased goodwill.

(15) Interest expense was reduced for the effects of the debt repaid from the proceeds of the initial public offering of common stock by BLH.

     The repayment of this debt resulted in an extraordinary charge for BLH of $4.8 million, net of a $2.5 million tax benefit. Conseco's share of this charge was not considered in the pro forma consolidated statement of operations, consistent with Rule 11-02 of Regulation S-X.

(16) Interest expense was recorded to reflect interest on the debt issued to partially finance the most recent purchase of common stock of BLH by Conseco. Interest expense was calculated based on an assumed rate of 5.4 percent. Interest expense also reflected the amortization of debt issuance costs.

(17) All pro forma adjustments to operations were tax affected based on the appropriate rate for the specific item.

(18) Minority interest was adjusted to reflect the ownership of common stock of BLH by minority interests subsequent to all of the acquisition and financing transactions related to BLH's initial public offering and the purchase of additional shares of common stock of BLH by Conseco, as if such transactions had occurred on January 1, 1992.

(19) In accordance with the Acquisition Agreement for the acquisition of Bankers Life by the Partnership, certain assets were transferred and/or sold to ICH, its affiliates or others prior to closing which resulted in additional funds available to Bankers Life for reinvestment purposes. Investment income of Bankers Life for the first ten months of 1992 was adjusted to reflect the reinvestment of the net proceeds from such transfers, generally at a new money rate of 7.8 percent (before investment management expense of .2 percent) and to remove investment income attributable to both the assets disposed and the short-term investments used by BLH to acquire Bankers Life. The realized investment losses recorded during the first ten months of 1992 related to the investments transferred were also eliminated.

(20) Interest expense was adjusted to record, for the first ten months of 1992, interest on the debt issued to finance the initial acquisition of BLC by the Partnership using interest rates of 11.0 percent on the junior subordinated debt, 13.0 percent on the senior subordinated notes and an assumed interest rate of 6.5 percent on the senior term loan. Interest expense was also adjusted to reflect the amortization of debt issuance costs.

(21) Management investment advisory services are provided by Conseco subsequent to the acquisition. Other operating expenses recorded by Bankers Life in the ten months ended October 31, 1992, were reduced for the difference between fees for such services charged by a subsidiary of ICH and fees from Conseco.

(22) As of October 31, 1992, BLC had not yet adopted Financial Accounting Standards Board Statement No. 106, "Employers' Accounting for Postretirement Benefits other than Pensions" ("SFAS 106"). In order to report on a basis consistent with Conseco, which previously adopted SFAS 106, BLC adopted SFAS 106 for purposes of these pro forma statements, resulting in additional expense of $1.1 million.

(23) Expenses related to an agents' deferred compensation benefit plan for the ten months ended October 31, 1992, were increased to reflect a change in the discount rate used subsequent to the acquisition.

(24) Income tax expense in Bankers Life's historical consolidated statement of operations reflected an $11.3 million benefit for the utilization of capital loss carryforwards. Income tax expense was increased to eliminate such benefits, which were assumed to have been recognized on January 1, 1992.

     (C)  Transactions Related to Investment in CCP Insurance, Inc.

     In July 1992, CCP, a holding company for the Partnership's first three acquisitions (Great American Reserve Insurance Company in June 1990, Jefferson National Life Insurance Company in November 1990 and Beneficial Standard Life Insurance Company in April 1991), completed an initial public offering of 8,010,700 shares of its common stock, with net proceeds to CCP totaling $111.2 million. The shares issued in the offering represented a 31 percent ownership interest in the common stock outstanding of CCP. After the initial public offering, the remaining ownership interest in CCP was held by Conseco and others who exchanged certain of their investments in the Partnership and its acquired subsidiaries for common stock of CCP. CCP is included in Conseco's historical financial statements on the equity basis effective July 1, 1992.

     In September 1993, CCP completed a public offering in which CCP sold 3.0 million shares of its common stock and certain shareholders sold 6.5 million shares of CCP common stock. Proceeds of approximately $80.9 million from the offering of common shares by CCP (after underwriting and issuance costs) were added to CCP's funds for general corporate purposes. CCP received no proceeds from the sale of shares by the selling shareholders. In a separate transaction, Conseco purchased 2.0 million shares of CCP common stock from the selling shareholders for $53.6 million. In addition, Conseco purchased .3 million shares of CCP common stock in open market transactions for $5.9 million during the nine months ended September 30, 1993. After these transactions, Conseco owns 40 percent of the common stock of CCP.

     The investment in CCP by Conseco has been recorded on the equity method of accounting. The excess of the carrying value of Conseco's investment in CCP over Conseco's underlying equity in CCP's net assets is amortized on the straight-line basis over a 40-year period. Adjustments to give effect to the initial public offering of CCP and related transactions including subsequent purchases of CCP common stock by Conseco, as if such transactions occurred on January 1, 1992, are summarized as follows:

(25) As described above, Conseco owns 40 percent of CCP. The adjustment to equity in earnings of CCP Insurance, Inc. reflects the change in Conseco's ownership in CCP as a result of the initial public offering and purchases of additional shares of CCP common stock by Conseco.

(26) CCP's accounts were consolidated with Conseco for periods prior to July 1, 1992. The pro forma statement of operations was adjusted to reflect Conseco's investment in CCP under the equity method for the six months ended June 30, 1992.

(27) The gain on sale of stock by CCP and incentive earnings allocation which occurred concurrently with the initial public offering were assumed to have occurred prior to the periods presented.

(28) Net investment income was reduced to reflect foregone dividends resulting from the redemption of CCP preferred stock held by a subsidiary of Conseco, which redemption by CCP occurred by using a portion of the proceeds from the initial public offering.

(29) Net investment income was reduced as a result of the use of short-term investments to fund the additional purchases of CCP common stock.

(30) Conseco's equity in CCP is adjusted to reflect the reduced interest and preferred stock dividends resulting from the refinancing transactions which occurred concurrently with CCP's initial public offering of common stock.

(31) All pro forma adjustments to operations were tax affected based on the appropriate rate for the specific item.